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                                                                   EXHIBIT 10.51

                        [FORRESTER RESEARCH LETTERHEAD]

                               February 15, 2000

Telocity, Inc.
10355 North De Anza Boulevard
Cupertino, California 95014

     RE:  Use of Corporate Name in Prospectus
          -----------------------------------

To whom it may concern:

     We make reference to your request for permission to include our corporate name in Telocity's prospectus. Telocity has filed a Registration Statement with the Securities Exchange Commission (the "SEC") to register its shares for an initial public offering. You have sought our consent to include statistics obtained from our company as part of your prospectus.

     We hereby consent to the use of our corporate name in Telocity's prospectus.


                                        /s/ BETH ANN GAVIN
                                        ----------------------------
                                        Name: Beth Ann Gavin
                                        Title: PR Specialist